--------------------------------------------------------------------------------
                                                                      CLOSED END
--------------------------------------------------------------------------------

The Southern
Africa Fund

Semi-Annual Report
May 31, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
July 23, 2001

Dear Shareholder:

This report provides investment results and market commentary for The Southern Africa Fund (the "Fund") for the semi-annual reporting period ended May 31, 2001.

Investment Objective and Policies

This closed-end fund seeks long-term capital appreciation through investment in equity and fixed-income securities of Southern African issuers.

Investment Results

The following table provides performance for the Fund and its benchmark, the Johannesburg Stock Exchange (JSE) All-Share Index, for the three-, six- and 12-month periods ended May 31, 2001.

INVESTMENT RESULTS*
Periods Ended May 31, 2001

                                                      --------------------------
                                                            Total Returns
                                                      --------------------------
                                                         3        6         12
                                                      Months    Months    Months
--------------------------------------------------------------------------------

The Southern Africa Fund                               1.52%    14.06%    -1.18%
--------------------------------------------------------------------------------
Johannesburg Stock Exchange (JSE)
All-Share Index (USD)                                  1.09%    17.82%    13.95%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of May 31, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index (USD) is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Southern Africa Fund.

      Additional investment results appear on pages 4-6.

Although the Fund underperformed its benchmark for the six- and 12-month periods ended May 31, 2001, the Fund outperformed the JSE All-Share Index (USD) for the three-month period. The Southern African stock markets have performed relatively well against their emerging market peers over the 12-month period under review. Like much of the developed world, growth expectations for the region have continued to decline with the global economic slowdown. However, in South Africa, infla-


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

tion remains relatively under control, which has allowed the South African Reserve Bank to cut interest rates in the face of a slower economy. As a result, investors have become encouraged as to the recovery potential in the region's markets and have committed more funds to equities. This change in the economic environment and the addition of equities in the Fund's portfolio has contributed to the Fund's relative performance improvement over the past six months.

Market Review

South Africa's export performance, in particular, has remained strong, and the country should deliver another balance of payments surplus in the current year. As a result, provided that inflation declines further, we see no reason as to why a further cut in interest rates cannot be delivered.

At the same time, the political position in South Africa remains relatively stable. President Thabo Mbeki's government will undoubtedly come under pressure if economic growth is insufficient to provide better living standards for the masses. In this regard, the recent fall in global commodity prices is worrisome as South Africa relies heavily on commodity exports from its significant mining sector.

As South African stocks look undervalued on a global comparison, conditions in the South African stock market remain fundamentally strong at a prospective price earnings multiple of approximately 10. At the same time, despite a weakening macroeconomic environment, we still anticipate that corporate profits should grow by approximately 15% in the current year. Although certain segments of the markets' earnings profile remain depressed, particularly retail, this earnings progression is expected to be relatively well-spread. This combination of relatively strong growth and undervaluation is helped by an increasingly positive liquidity position. Domestic institutions will likely have relatively large cash positions, primarily as a result of Anglo American's acquisition of diamond distributor De Beers. They will need to invest these positions domestically as they have been constrained from increasing their overseas positions in the last budget.

Portfolio Strategy

As a result of these positive background factors, we have maintained the fully invested position of the Fund's portfolio. Our focus remains on companies which are likely to demonstrate a relatively high level of profit growth and which have dominant market positions in their industries.

There is little doubt in our minds that both macroeconomic and corporate governance in South Africa has improved significantly in recent years. We continue to believe that this improvement has not yet been adequately recognized in the South African stock market, and as investor perception towards Africa improves from its current low levels, we see significant upward potential in the region's stock markets.


--------------------------------------------------------------------------------
2 o THE SOUTHERN AFRICA FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in The Southern Africa Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President

[PHOTO]     Dave H. Williams

[PHOTO]     Mark H. Breedon

Portfolio Manager, Mark H. Breedon, has over 24 years of investment experience.


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE SOUTHERN AFRICA FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
3/31/94* TO 5/31/01

[The following table was depicted as a mountain chart in the printed material.]

The Southern Africa Fund (NAV): $24,282
Johannesburg Stock Exchange All-Share Index (USD): $13,622

                          The Southern           Johannesburg
                           Africa Fund          Stock Exchange
                             (@ NAV)            All-Share Index
----------------------------------------------------------------
3/31/1994                   $10,000                 $10,000
5/31/1994                   $11,519                 $11,113
5/31/1995                   $15,828                 $14,880
5/31/1996                   $18,829                 $16,023
5/31/1997                   $22,703                 $16,483
5/31/1998                   $26,033                 $15,904
5/31/1999                   $18,816                 $11,510
5/31/2000                   $24,572                 $11,954
5/31/2001                   $24,282                 $13,622

This chart illustrates the total value of an assumed $10,000 investment in The Southern Africa Fund at net asset value (NAV) (from 3/31/94 to 5/31/01) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index (USD) is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars.

When comparing The Southern Africa Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Southern Africa Fund.

* Closest month-end after Fund's inception date of 3/7/94.


--------------------------------------------------------------------------------
4 o THE SOUTHERN AFRICA FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE SOUTHERN AFRICA FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

                               [BAR CHART OMITTED]

            The Southern Africa Fund (NAV)--Yearly Periods Ended 5/31
--------------------------------------------------------------------------------
                                                            Johannesburg
                                                           Stock Exchange
                         The Southern Africa              All-Share Index
                              Fund (NAV)                        (USD)
--------------------------------------------------------------------------------
5/31/94*                          1.63%                        11.13%
5/31/95                          37.40%                        33.90%
5/31/96                          18.96%                         7.68%
5/31/97                          20.58%                         2.87%
5/31/98                          14.67%                        -3.51%
5/31/99                         -27.72%                       -27.63%
5/31/00                          30.59%                         3.86%
5/31/01                          -1.18%                        13.95%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index (USD) is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Southern Africa Fund.

* The Fund's return for the period ended 5/31/94 is from the Fund's inception date of 3/7/94 through 5/31/94. The benchmark's return for the period ended 5/31/94 is from 2/28/94 through 5/31/94.


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
May 31, 2001 (unaudited)

INCEPTION DATE          PORTFOLIO STATISTICS

3/7/94                  Net Assets ($mil): $67.1

COUNTRY BREAKDOWN

  86.7% South Africa
   3.7% Botswana                          [PIE CHART OMITTED]
   3.6% Zimbabwe
   1.3% Mauritius
   1.1% Zambia
   0.8% Namibia
   0.7% Kenya
   0.6% United Kingdom

   1.5% Short-Term

SECTOR BREAKDOWN

  29.9% Basic Industry
  24.4% Finance                           [PIE CHART OMITTED]
  14.9% Multi-Industry Companies
   9.3% Consumer Staples
   8.7% Consumer Services
   4.5% Utilities
   3.3% Technology
   2.8% Energy
   0.7% Consumer Manufacturing

   1.5% Short-Term

All data as of May 31, 2001. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o THE SOUTHERN AFRICA FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
May 31, 2001 (unaudited)

Percent of
Company                                               U.S.$ Value     Net Assets
--------------------------------------------------------------------------------
Anglo American Plc.                                   $ 7,063,806          10.5%
--------------------------------------------------------------------------------
Standard Bank Investment Corp., Ltd.                    4,137,995           6.2
--------------------------------------------------------------------------------
Sasol, Ltd.                                             3,853,034           5.8
--------------------------------------------------------------------------------
Compagnie Financiere Richemont AG                       3,548,910           5.3
--------------------------------------------------------------------------------
Old Mutual Plc.                                         3,114,390           4.6
--------------------------------------------------------------------------------
M-Cell, Ltd.                                            3,013,925           4.5
--------------------------------------------------------------------------------
Remgro, Ltd.                                            2,963,489           4.4
--------------------------------------------------------------------------------
Anglo American Platinum Corp., Ltd.                     2,962,243           4.4
--------------------------------------------------------------------------------
Johnnic Holdings, Ltd.                                  2,799,908           4.2
--------------------------------------------------------------------------------
South African Breweries Plc.                            2,304,756           3.4
--------------------------------------------------------------------------------
                                                      $35,762,456          53.3%


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2001 (unaudited)

Company                                                     Shares  U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-97.4%

Botswana-3.6%
Consumer Manufacturing-0.7%
Miscellaneous-0.7%
Sefalana Holding Company, Ltd. .....................       350,000  $    453,768
                                                                    ------------

Consumer Staples-2.0%
Beverages-2.0%
Sechaba Breweries, Ltd. ............................     1,158,000     1,388,211
                                                                    ------------

Finance-0.9%
Insurance-0.9%
Botswana Insurance Holdings, Ltd. ..................       239,906       596,502
                                                                    ------------

Total Botswanan Securities
   (cost $1,691,463)................................                   2,438,481
                                                                    ------------

Kenya-0.7%
Consumer Staples-0.7%
Beverages-0.7%
East African Breweries, Ltd.
   (cost $481,905)..................................       512,545       500,044
                                                                    ------------

Mauritius-1.3%
Consumer Services-0.7%
Entertainment-0.4%
Rogers and Company, Ltd. ...........................        83,679       265,855
                                                                    ------------

Restaurants & Lodging-0.3%
New Mauritius Hotels, Ltd. .........................       167,358       174,912
                                                                    ------------
                                                                         440,767
                                                                    ------------
Consumer Staples-0.2%
Beverages-0.2%
Mauritius Breweries, Ltd. ..........................       102,122       149,992
                                                                    ------------

Finance-0.4%
Banking-0.4%
Mauritius Commercial Bank...........................       100,000       300,347
                                                                    ------------

Total Mauritian Securities
   (cost $1,154,737)................................                     891,106
                                                                    ------------

Namibia-0.8%
Basic Industry-0.2%
Mining & Metals-0.2%
Namibian Minerals Corp.(a)..........................       130,000       139,315
                                                                    ------------


--------------------------------------------------------------------------------
8 o THE SOUTHERN AFRICA FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                     Shares  U.S. $ Value
--------------------------------------------------------------------------------

Consumer Staples-0.6%
Beverages-0.6%
Namibia Breweries, Ltd. ............................     1,000,000  $    380,062
                                                                    ------------

Total Namibian Securities
   (cost $1,071,883)................................                     519,377
                                                                    ------------

South Africa-85.7%
Basic Industries-29.3%
Chemicals-5.7%
Sasol, Ltd. ........................................       391,400     3,853,034
                                                                    ------------

Mining & Metals-20.9%
Anglo American Platinum Corp., Ltd. ................        56,600     2,962,243
Anglo American Plc. ................................       437,400     7,063,806
AngloGold, Ltd. ....................................        25,200       929,495
Billiton Plc. ......................................       252,700     1,286,330
Iscor, Ltd.(a)......................................       536,858     1,799,561
                                                                    ------------
                                                                      14,041,435
                                                                    ------------
Miscellaneous-2.7%
De Beers Unit.......................................        41,200     1,806,126
                                                                    ------------
                                                                      19,700,595
                                                                    ------------
Consumer Services-5.5%
Broadcasting & Cable-2.3%
MIH Holdings, Ltd. .................................       743,692     1,529,086
                                                                    ------------

Retail-General Merchandise-3.2%
Massmart Holdings, Ltd. ............................       475,600       480,045
New Clicks Holdings, Ltd. ..........................           601           622
Pick 'n Pay Stores, Ltd. ...........................     1,364,107     1,699,822
                                                                    ------------
                                                                       2,180,489
                                                                    ------------
                                                                       3,709,575
                                                                    ------------
Consumer Staples-3.4%
Beverages-3.4%
South African Breweries Plc. .......................       311,900     2,304,756
                                                                    ------------

Energy-2.8%
Oil Services-2.8%
Energy Africa, Ltd.(a)..............................       785,960     1,890,222
                                                                    ------------

Finance-22.8%
Banking-10.6%
Investec Group, Ltd. ...............................        50,900     1,471,502
Nedcor, Ltd. .......................................        79,500     1,505,794
Standard Bank Investment Corp., Ltd. ...............       985,383     4,137,995
                                                                    ------------
                                                                       7,115,291
                                                                    ------------


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                     Shares  U.S. $ Value
--------------------------------------------------------------------------------

Insurance-10.1%
Alexander Forbes, Ltd. .............................       712,819  $  1,598,846
Liberty Group, Ltd. ................................       307,000     2,039,016
Old Mutual Plc. ....................................     1,404,100     3,114,390
                                                                    ------------
                                                                       6,752,252
                                                                    ------------
Miscellaneous-2.1%
FirstRand, Ltd. ....................................     1,330,800     1,409,570
                                                                    ------------
                                                                      15,277,113
                                                                    ------------
Multi-Industry-14.7%
Compagnie Financiere Richemont AG...................       142,400     3,548,910
Johnnic Holdings, Ltd. .............................       328,498     2,799,908
Remgro, Ltd. .......................................       432,400     2,963,489
Venfin, Ltd. .......................................       224,400       549,465
                                                                    ------------
                                                                       9,861,772
                                                                    ------------
Technology-2.7%
Computer Software-2.7%
Dimension Data Holdings Plc.(a).....................       381,984     1,792,112
                                                                    ------------

Utility-4.5%
Telephone Utility-4.5%
M-Cell, Ltd. .......................................     1,138,200     3,013,925
                                                                    ------------

Total South African Securities
   (cost $50,082,548)...............................                  57,550,070
                                                                    ------------

United Kingdom-0.6%
Technology-0.6%
Internet-0.6%
African Lakes Corp., Plc.(a)
   (cost $1,018,673)................................     1,366,485       388,246
                                                                    ------------

Zambia-1.1%
Consumer Staples-1.1%
Beverages-0.1%
National Breweries, Ltd.(a).........................     2,000,000        82,975
                                                                    ------------

Food-0.2%
Zambia Sugar Co., Ltd. .............................    30,720,000       123,056
                                                                    ------------

Tobacco-0.8%
British American Tobacco-(Zambia) Plc. .............    16,079,032       506,064
                                                                    ------------

Total Zambian Securities
   (cost $1,162,450)................................                     712,095
                                                                    ------------


--------------------------------------------------------------------------------
10 o THE SOUTHERN AFRICA FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                         Shares or
                                                         Principal
                                                            Amount
                                                             (000)  U.S. $ Value
--------------------------------------------------------------------------------

Zimbabwe-3.6%
Consumer Services-2.4%
Broadcasting & Cable-2.4%
Econet Wireless Holdings, Ltd.(a)...................    13,500,000  $  1,639,286
                                                                    ------------

Consumer Staples-1.2%
Beverages-1.2%
Delta Corp., Ltd. ..................................     4,015,139       774,348
                                                                    ------------

Total Zimbabwean Securities
   (cost $2,044,300)................................                   2,413,634
                                                                    ------------

Total Common Stocks
   (cost $58,707,959)...............................                  65,413,053
                                                                    ------------

SHORT-TERM INVESTMENT-1.5 %
Time Deposit-1.5%
Societe Generale
   4.1875%, 6/01/01
   (cost $1,000,000)................................        $1,000     1,000,000
                                                                    ------------

Total Investments-98.9%
   (cost $59,707,959)...............................                  66,413,053
Other assets less liabilities-1.1%..................                     730,276
                                                                    ------------
Net Assets-100%.....................................                $ 67,143,329
                                                                    ============

(a) Non-income producing security.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $59,707,959) .......     $ 66,413,053
Cash, at value (cost $365,844) ...............................          361,295
Dividends and interest receivable ............................          374,039
Receivable for investment securities sold ....................          280,081
Other assets .................................................           18,023
                                                                   ------------
Total assets .................................................       67,446,491
                                                                   ------------
Liabilities
Advisory fee payable .........................................          128,204
Audit and legal fees payable .................................           64,717
Sub-advisory fee payable .....................................           42,735
Tender fees payable ..........................................           13,661
Administrative fee payable ...................................           12,500
Payable for investment securities purchased ..................            3,050
Accrued expenses .............................................           38,295
                                                                   ------------
Total liabilities ............................................          303,162
                                                                   ------------
Net assets ...................................................     $ 67,143,329
                                                                   ============
Composition of Net Assets
Common stock, at par .........................................           45,654
Additional paid-in capital ...................................       61,245,257
Distributions in excess of net investment income .............         (217,986)
Accumulated net realized loss on investments
   and foreign currency transactions .........................         (618,981)
Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities ...............        6,689,385
                                                                   ------------
                                                                   $ 67,143,329
                                                                   ============
Net Asset Value Per Share
   (based on 4,565,396 shares outstanding) ...................           $14.71
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE SOUTHERN AFRICA FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2001 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
   of $25,863) .................................     $1,006,738
Interest .......................................         75,272     $ 1,082,010
                                                     ----------
Expenses
Management fee .................................        264,776
Directors' fees and expenses ...................        101,137
Sub-advisory fee ...............................         88,259
Administrative fee .............................         75,157
Audit and legal ................................         59,788
Custodian ......................................         55,732
Printing .......................................         41,970
Transfer agency ................................          4,990
Registration ...................................          1,602
Miscellaneous ..................................         19,431
                                                     ----------
Total expenses .................................                        712,842
                                                                    -----------
Net investment income ..........................                        369,168
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized loss on investment
   transactions ................................                       (373,639)
Net realized loss on foreign currency
   transactions ................................                         (7,526)
Net change in unrealized
   appreciation/depreciation of:
   Investments .................................                      7,129,356
   Foreign currency denominated
      assets and liabilities ...................                         99,765
                                                                    -----------
Net gain on investments and
   foreign currency transactions ...............                      6,847,956
                                                                    -----------
Net Increase in Net Assets
   from Operations .............................                    $ 7,217,124
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                   Six Months
                                                      Ended         Year Ended
                                                  May 31, 2001     November 30,
                                                   (unaudited)         2000
                                                  ============     ============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................    $    369,168     $    523,152
Net realized gain (loss) on investments
   and foreign currency transactions .........        (381,165)      10,018,166
Net change in unrealized appreciation
   (depreciation) of investments
   and foreign currency denominated
   assets and liabilities ....................       7,229,121      (19,755,331)
                                                  ------------     ------------
Net increase (decrease) in net assets
   from operations ...........................       7,217,124       (9,214,013)
Dividends and Distributions
to Shareholders from:
Net investment income ........................      (1,346,792)        (235,479)
Net realized gain on investments and
   foreign currency transactions .............      (5,907,622)              -0-
Common Stock Transactions
Tender offer (resulting in the redemption
   of 240,284 shares of its common
   stock for November 30, 2000) ..............              -0-      (3,986,311)
Tender offer costs ...........................              -0-        (142,976)
                                                  ------------     ------------
Total decrease ...............................         (37,290)     (13,578,779)
Net Assets:
Beginning of period ..........................      67,180,619       80,759,398
                                                  ------------     ------------
End of period (including undistributed
   net investment income of
   $759,638 for November 30, 2000) ...........    $ 67,143,329     $ 67,180,619
                                                  ============     ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o THE SOUTHERN AFRICA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 1994. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of asset and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies of the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of foreign fixed-income investments and closed forward exchange currency contracts, holdings of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management, Sub-Advisory and Administrative Fees

Under the terms of the Investment Management Agreement, amended as of May 1, 1998, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee calculated and paid quarterly, based on either (i) .81% of the Fund's average weekly net assets if 90% or less of the Fund's average weekly net assets are invested in securities of South African issuers, or (ii) the sum of (a) .80% of the Fund's average weekly net assets and (b) .10% of the Fund's average weekly net assets not invested in securities of South African issuers if greater than 90% of the Fund's average weekly net assets are invested in securities of South African issuers.

Under the new terms of the Sub-Advisory Agreement, effective May 31, 1998, the Fund pays Gensec Asset Management (PTY) a fee calculated and paid quarterly equal to an annualized rate of .30 of 1% of the greater of (i) the Fund's average weekly net assets invested in securities of South African issuers or
(ii) 90% of the Fund's average weekly net assets during the quarter.


--------------------------------------------------------------------------------
16 o THE SOUTHERN AFRICA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Investment Manager, the Fund reimburses AGIS for costs relating to servicing phone inquires for the Fund. During the six months ended May 31, 2001, there was no reimbursement paid to AGIS.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets subject to an annual minimum of $150,000. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $14,174,053 and $17,631,670, respectively, for the six months ended May 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 2001.

At May 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $12,394,768 and gross unrealized depreciation of investments was $5,689,674 resulting in net unrealized appreciation of $6,705,094 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

At May 31, 2001, the Fund had no outstanding forward exchange currency contracts.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value capital stock authorized. On May 31, 2001, 4,565,396 shares of common stock were outstanding.

NOTE E

Concentration of Risk

Investment in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies.

NOTE F

Subsequent Event

On June 18, 2001, the Fund purchased and retired 228,270 shares of its outstanding common stock for $14.33 per share pursuant to a tender offer. The Fund incurred tender costs of $131,281 which were charged to additional paid in capital. At June 18, 2001, 4,337,126 shares of common stock were outstanding. The purpose of the tender offer was to fulfill an undertaking made in connection with the initial public offering price of the Fund's shares.


--------------------------------------------------------------------------------
18 o THE SOUTHERN AFRICA FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                 Six Months
                                                      Ended
                                                    May 31,                              Year Ended November 30,
                                                       2001        ---------------------------------------------------------------
                                                (unaudited)           2000           1999           1998         1997         1996
                                                ----------------------------------------------------------------------------------
Net asset value,
  beginning of period .......................       $ 14.72        $ 16.80       $  12.20       $  19.01     $  20.08     $  21.49
                                                ----------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income .......................          0.08(a)         .11(a)         .08(a)         .16          .41          .39
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..............................          1.50          (2.14)          4.90          (3.96)        1.10         (.30)
                                                ----------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations ................................          1.58          (2.03)          4.98          (3.80)        1.51          .09
                                                ----------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........................          (.30)          (.05)          (.05)          (.15)        (.34)        (.59)
Distributions in excess of
  net investment income .....................            -0-            -0-            -0-          (.27)          -0-          -0-
Distributions from net realized
  gain on investments
  and foreign currency
  transactions ..............................         (1.29)            -0-            -0-         (2.59)       (2.24)        (.91)
Distributions in excess of
  net realized gain on
  investments and foreign
  currency transactions .....................            -0-            -0-          (.30)            -0-          -0-          -0-
Tax return of capital .......................            -0-            -0-          (.03)            -0-          -0-          -0-
                                                ----------------------------------------------------------------------------------
Total dividends and distributions ...........         (1.59)          (.05)          (.38)         (3.01)       (2.58)       (1.50)
                                                ----------------------------------------------------------------------------------
Net asset value, end of period ..............       $ 14.71        $ 14.72       $  16.80       $  12.20     $  19.01     $  20.08
                                                ==================================================================================
Market value, end of period .................       $ 11.75        $ 11.25       $13.3125       $10.0625     $ 15.375     $  16.50
                                                ==================================================================================
Total Return
Total investment return
  based on:(b)
Market value ................................         21.59%        (15.24)%        37.53%        (18.11)%       9.28%        6.12%
Net asset value .............................         14.06%        (12.11)%        43.15%        (19.70)%      11.03%         .66%
Ratios/Supplemental Data ....................
Net assets, end of period
  (000's omitted) ...........................       $67,143        $67,181       $ 80,759       $ 73,277     $114,182     $120,612
Ratio of expenses to average
  net assets ................................          2.18%(c)       1.93%          2.39%          2.10%        2.05%        2.04%
Ratio of net investment income
  to average net assets .....................          1.13%(c)        .60%           .57%           .95%        2.00%        1.87%
Portfolio turnover rate .....................            22%            47%            55%            86%          46%          62%

See footnote summary on page 20.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.


--------------------------------------------------------------------------------
20 o THE SOUTHERN AFRICA FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION

Supplemental Proxy Information

The Annual Meeting of the Shareholders of The Southern Africa Fund, Inc. was held on April 12, 2001. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                       Abstain/
                                                                       Authority
                                                          Votes For    Withheld
================================================================================
1. To elect Directors: Class Three Directors
                       (term expires in 2004)
                       T.N. Chapman                       3,140,368     81,432
                       David D.T. Hatendi                 3,137,163     84,637
                       Gloria T. Serobe                   3,135,189     86,611
                       Gerrit Smit                        3,134,654     87,146
                       Dr. Reba W. Williams               3,142,474     79,326

                                                            Votes
                                              Votes For    Against     Abstained
================================================================================
2. To ratify the selection of Ernst & Young
   LLP as independent public accountants for
   the fiscal year ending November 30, 2001:  3,195,609     8,190       18,001


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 21

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
22 o THE SOUTHERN AFRICA FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 23

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
24 o THE SOUTHERN AFRICA FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
T.N. Chapman(1)
Prof. Dennis Davis(1)
David D.T. Hatendl(1)
Dr. Willem de Klerk(1)
Wendy N. Luhabe
Ronnie Masson
Sam N. Montsi(1)
Johannes C. Van Reenen
Frank Savage
Gloria T. Serobe
Dr. Reba W. Williams
Peter G.A. Wrighton(1)

OFFICERS

Norman S. Bergel, Senior Vice President
Mark H. Breedon, Senior Vice President
Russell Brody, Vice President
Gregory Eckersley, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-8095

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
101 Barclay Street
New York, NY 10286

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 25

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
26 o THE SOUTHERN AFRICA FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 432-8224. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 27

NOTES


--------------------------------------------------------------------------------
28 o THE SOUTHERN AFRICA FUND

The Southern Africa Fund

1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SAFSR501